Exhibit 10.1

THIRD AMENDMENT AND LIMITED WAIVER TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT AND LIMITED WAIVER to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of July 27, 2018, by and between JPMORGAN CHASE BANK, N.A., (“JPMorgan”) as Administrative Agent (in such capacity, “Administrative Agent”), the Lenders party hereto (each a “Lender” and collectively, the “Lenders”) including JPMorgan in its capacity as a Lender, the Loan Parties party hereto and THE MEET GROUP, INC., a Delaware corporation (“Borrower”).
RECITALS
A.Administrative Agent, Lenders, the Loan Parties and Borrower have entered into that certain Amended and Restated Credit Agreement dated as of September 18, 2017 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated October 18, 2017, that certain Second Amendment to Amended and Restated Credit Agreement, dated March 7, 2018and as amended from time to time, the “Credit Agreement”).
B.    Lenders have extended credit to Borrower for the purposes permitted in the Credit Agreement.
C.    The Borrower and the Loan Parties have requested that the Administrative Agent and the Lenders amend and waive certain provisions of the Credit Agreement and the Administrative Agent and the Lenders have agreed to amend and waive certain provisions of the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.
2.    Amendments to Credit Agreement.
2.1    Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended and restated by amending and restating the definition of “Working Capital” as follows:
“Working Capital” means, at any date, the excess of current assets of the Borrower and its Subsidiaries other than cash or cash equivalents on such date over current liabilities (excluding the current portion of long-term debt) of the Borrower and its Subsidiaries on such date other than Revolving Loans and Letters of Credit, all determined on a consolidated basis in accordance with GAAP.

2.2    Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended and restated by adding the definition of “Third Amendment” and “’Third Amendment Effective Date”, as follows:
“Third Amendment” means that certain Third Amendment to the Credit Agreement dated as of the Third Amendment Effective Date.
“Third Amendment Effective Date” has the meaning assigned to the term in the Third Amendment.
2.3    Section 2.11(c). Section 2.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“(c)    Commencing with the fiscal year end 2017 (and for such fiscal year, for the period commencing on October 31, 2017 through December 31, 2017), no later than the date that is ten days after the earlier of (i) the date on which the Borrower’s annual audited financial statements for the immediately preceding fiscal year are delivered pursuant to Section 5.01 or (ii) the date on which such annual audited financial statements were required to be delivered pursuant to Section 5.01, the Borrower shall prepay the Obligations as set forth in Section 2.11(e) below in an amount equal to (A) fifty percent (50%) of the Borrower’s Excess Cash Flow for the immediately preceding fiscal year (or portion thereof for purposes of fiscal year 2017) as set forth in paragraph (e) below, or (B) zero percent (0%) of the Borrower’s Excess Cash Flow for the immediately preceding fiscal year (or portion thereof for purposes of fiscal year 2017) as set forth in paragraph (e) below if the Borrower’s Total Leverage Ratio is less than 0.50 to 1.00. Each Excess Cash Flow prepayment shall be accompanied by a certificate signed by a Financial Officer certifying the manner in which Excess Cash Flow and the resulting prepayment were calculated, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.”
3.    Limited Waiver.
3.1    An Event of Default has occurred and currently exists under the Credit Agreement as a result of the Borrowers’ failure to prepay the Obligations in accordance with Section 2.11(c) of the Credit Agreement for the fiscal year end 2017 (the “Existing Event of Default”). The Borrowers represent and warrant that the Existing Event of Default is the only Default or Events of Default that exists under the Credit Agreement and the other Loan Documents as of the date hereof. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Administrative Agent and the Lenders hereby waive the Existing Event of Default in existence on the date hereof. The waiver contained herein shall be limited precisely as written and, except as expressly provided herein, shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default now existing or hereafter arising or any other provision or to prejudice any right, power or remedy which the Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Amendment), all of which rights, powers and remedies are hereby expressly reserved by the Administrative Agent and the Lenders.
4.    Limitation of Amendment.
4.1    The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.    Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower delivered to Administrative Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and
5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full in the discretion of the Administrative Agent of each of the following conditions (the “Third Amendment Effective Date”):
7.1    The Administrative Agent shall have received a copy of this Amendment duly executed and delivered by all of the Lenders, the Borrower, each other Loan Party and the Administrative Agent;
7.2    The representations and warranties of or on behalf of the Loan Parties in this Amendment are true, accurate and complete (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) on and as of the Third Amendment Effective Date;
7.3    The Loan Parties shall have paid all outstanding costs and expenses owed to the Administrative Agent pursuant to Section 9.03 of the Credit Agreement, including, without limitation, all reasonable fees, charges and disbursements of counsel for the Administrative Agent;
7.4    The Administrative Agent shall have received on or prior to the Third Amendment Effective Date, a prepayment of the Obligations to be applied as set forth in Section 2.11(e) of the Credit Agreement in an amount equal to fifty percent (50%) of the Borrower’s Excess Cash Flow for the period commencing on October 31, 2017 through December 31, 2017.
7.5    The Administrative Agent shall have received all other documents, opinions or materials requested by the Administrative Agent, in each case, in form and substance reasonably acceptable to the Agent.
8.    Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement, each other Loan Document and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document. The Loan Parties hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by the Loan Parties pursuant to the Loan Documents to which it is a party to the Administrative Agent, on behalf and for the benefit of the Lenders, as collateral security for the Secured Obligations, and acknowledge that all of such Liens and security interests, granted, pledged or otherwise created as security for the Secured Obligations continue to be and remain collateral security for the Secured Obligations from and after the Third Amendment Effective Date.

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9.    Reference to and Effect on the Credit Agreement.
9.1    Upon the effectiveness of this Amendment, (A) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby and (B) each reference in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
9.2    Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Credit Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
9.3    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
10.    RELEASE. IN CONSIDERATION OF THIS AMENDMENT, THE LOAN PARTIES HEREBY IRREVOCABLY RELEASE AND FOREVER DISCHARGE THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY LOAN PARTY MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE THIRD AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER (COLLECTIVELY, “CLAIMS”) WITH RESPECT TO THE LOAN DOCUMENTS, OTHER THAN ANY CLAIM ARISING SOLELY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PERSON.
11.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
THE MEET GROUP, INC., as Borrower

By:
Name:
Title:

SKOUT, LLC, as a Loan Guarantor

By:
Name:
Title:

IFWE, INC., as a Loan Guarantor

By:
Name:
Title:

COLLECTED LABS LLC, as a Loan Guarantor

By:
Name:
Title:

STIG, LLC, as a Loan Guarantor

By:
Name:
Title:

HI5 INC., as a Loan Guarantor

By:
Name:
Title:

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[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

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JPMORGAN CHASE BANK, N.A., individually, and as
Administrative Agent, the Swingline Lender and Issuing Bank

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

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SILICON VALLEY BANK, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

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KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

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CADENCE BANK, N.A.

By:
Name:
Title:

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

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